UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018 (August 22, 2018)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2018, the Board of Directors (the "Board") of BankUnited, Inc. (the "Company") unanimously elected Mr. John N. DiGiacomo, as a member of the Board, effective August 22, 2018.  In addition, Mr. DiGiacomo was elected to the board of directors of BankUnited, N.A., a national bank and wholly owned subsidiary of the Company.  Mr. DiGiacomo was also appointed to serve on the Board's Nominating and Corporate Governance Committee.  Mr. DiGiacomo has over 25 years of experience in the financial services industry.

The Board has determined that Mr. DiGiacomo is an independent director under the independence standards of the New York Stock Exchange and the Company's independence standards set forth in its Corporate Governance Guidelines.
There is no arrangement or understanding between Mr. DiGiacomo and any other person pursuant to which Mr. DiGiacomo was selected as a director. Mr. DiGiacomo has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
In connection with his appointment as a director, Mr. DiGiacomo entered into the Company's standard form of indemnification agreement (the form of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2011 and is incorporated herein by reference).
Mr. DiGiacomo will receive compensation for his service as a director in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company and as more fully described in the Company's Proxy Statement on Schedule 14A relating to the 2018 Annual Meeting of Stockholders under the heading "Director Compensation" (and such description is incorporated herein by reference). Under these policies and procedures, he will receive an annual retainer fee of $100,000, which will be prorated for 2018 and starting in 2019, he will be eligible to receive restricted common stock as determined by the Compensation Committee of the Board.  The Company will reimburse expenses incurred by Mr. DiGiacomo to attend Board and committee meetings, educational seminars and other expenses directly related to the Company's business.
A copy of the press release of the Company announcing the appointment of Mr. DiGiacomo as a director is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 28, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 28, 2018	BANKUNITED, INC.

/s/ Leslie N. Lunak
Name: Leslie N. Lunak
Title: Chief Financial Officer